UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2009

UNITED STATES NATURAL GAS FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33096	20-5576760

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(510) 522-3336

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the audited Consolidated Financial Statements of United States Commodity Funds LLC (the “General Partner”), the general partner of the United States Natural Gas Fund, LP (the “Registrant”), for the fiscal years ended December 31, 2008 and 2007.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm, which is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-152121).

Exhibit 99.1	Audited Consolidated Financial Statements of the General Partner for the fiscal years ended December 31, 2008 and 2007.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES NATURAL GAS FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: March 31, 2009	By:	/s/ Howard Mah
	Name:	Howard Mah
	Title:	Chief Financial Officer